UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2023

DOLPHIN ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Florida	001-38331	86-0787790
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

150 Alhambra Circle, Suite 1200, Coral Gables, Florida 33134
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (305) 774 -0407

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.015 par value per share	DLPN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On October 2, 2023 (the “Closing Date”), Dolphin Entertainment, Inc., a Florida corporation (the “Company”), acquired all of the issued and outstanding membership interests of Special Projects Media LLC, a New York limited liability company (“Special Projects”), pursuant to a membership interest purchase agreement dated the Closing Date (the “Purchase Agreement”), by and among the Company and the sellers signatory thereto (collectively, the “Sellers”). Special Projects is a New York-based talent booking and creative content agency.

On the Closing Date, the Company paid the Sellers an aggregate of $5,000,000 in cash and issued 2,500,000 shares of common stock of the Company, par value $0.015 (the “Common Stock”) to the Sellers, as consideration for the acquisition of Special Projects, which amount is subject to adjustment based on a customary post-closing cash consideration adjustment. The Company partially financed the cash portion of the consideration with a $3,000,000 five-year secured term loan from BankUnited, N.A, which also was used to refinance the Company’s existing term loan from BankProv.

Two of the Sellers, Nicole Vecchiarelli and Andrea Oliveri, entered into executive employment agreements with the Company and will continue as employees of the Company for a four-year term after the Closing Date. The Purchase Agreement contains customary representations, warranties and covenants.

In addition, in connection with the issuance of the Common Stock as consideration for Special Projects, on the Closing Date, the Company entered into a registration rights agreement with the Sellers (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company agreed to grant to the Sellers, certain registration rights, including customary piggyback registration rights, which are subject to customary terms and conditions.

The foregoing description of the Purchase Agreement and the Registration Rights Agreement (collectively, the “Documents”) is only a summary and is qualified in its entirety by reference to the full text of the Documents, which are filed as Exhibits to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

The Documents are filed with this Current Report on Form 8-K to provide security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, Special Projects or any other party to the Documents. The representations, warranties and covenants contained in the Documents were made solely for purposes of such agreement and as of specific dates, are solely for the benefit of the respective parties to the Documents, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties to the Documents instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to security holders. Security holders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Special Projects or any other party thereto. Moreover, information concerning the subject matter of the representations and warranties may change after the respective date of the Documents, which subsequent information may or may not be fully reflected in the Company’s public disclosures, except to the extent required by law.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosures set forth in Item 1.01 of this above are incorporated by reference into this Item 2.01.  The Company intends to file the required financial statements of Socialyte and pro forma financial information in a Current Report on Form 8-K within 71 days of this report.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The shares of Common Stock issued or to be issued by the Company to Sellers pursuant to the Purchase Agreement have been or will be, as applicable, issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and/or Rule 506 of Regulation D promulgated thereunder. The Sellers represented to the Company that they are “accredited investors” as defined by Rule 501(a) promulgated under the Securities Act.

Item 7.01 Regulation FD Disclosure

On October 3, 2023, the Company issued a press release announcing the acquisition of Special Projects. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information contained in this Item 7.01 shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed no later than 71 calendar days after the date on which this report on Form 8-K was required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed no later than 71 calendar days after the date on which this Form 8-K was required to be filed.

(d) Exhibits. The following exhibits are filed as part of this report.

Exhibit No.	Description
2.1*	Membership Interest Purchase Agreement dated as of October 2, 2023, by and among Dolphin Entertainment, Inc., and the Sellers party thereto.
4.1	Registration Rights Agreement dated as of October 2, 2023, by and among Dolphin Entertainment, Inc., and the Sellers party thereto.
99.1	Press Release issued by Dolphin Entertainment, Inc. dated October 3, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and exhibits to this Exhibit omitted pursuant to Regulation S-K Item 601(b)(2). Dolphin agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLPHIN ENTERTAINMENT, INC.

Date: October 6, 2023	By:	/s/ Mirta A. Negrini
Mirta A. Negrini
Chief Financial and Operating Officer